CROFT-LEOMINSTER
                                   VALUE FUND





                                 ANNUAL REPORT
                                 APRIL 30, 1997

Dear Fellow Shareholder:

During the twelve month period ended April 30, 1997, the Croft-Leominster Value Fund gained 18.7% on a total return basis. From its inception date of May 10, 1995 through April 30, 1997, the Value Fund has gained 40.7% on a total return basis.* Since our fiscal year end of April 30, 1997, the market has continued its lofty ascent. The Value Fund has also participated in this rally. From April 30, 1997 through June 19, 1997, the Value Fund has gained 16.9%. In comparison, the Standard and Poor's 500 Index has increased 12.3% over this period. We continue to adhere to our philosophy of value investing as indicated by the portfolio's characteristics listed below:



                                             Value Fund          S&P 500
                                             ----------          -------

         Estimated 1998 Price/Earnings          12.3x              17.2x
         Estimated Growth Rate                  11.8%               8.0%
         Estimated Price/Book Value              2.9x               3.9x


We feel that emphasizing stocks which sell at significant discounts to the market's multiples and our careful process of security selection will help limit the Value Fund's downside risk.

Since our last report, we have built positions in SPX Corporation (3.7%), an automobile parts manufacturer, and International Multifoods (5.4%), a food distributor. These two companies have talented and focused management teams, with proven records for adding value to their businesses. Both are dedicated to the implementation of Economic Value Added (EVA(TM)) management strategies. We continue to hold a significant position in Westinghouse (4.6%), as the company makes the transition from an industrial conglomerate to a broadcasting behemoth. We feel Westinghouse sells at a discount to its underlying intrinsic value.

Thank you again for investing in the Croft-Leominster Value Fund. As always, we will work hard to achieve good returns for our shareholders.

         With kindest regards,

                                             Sincerely yours,


                                             Gordon Croft
                                             Vice President
                                             June 20, 1997



* Past performance is not indicative of future performance. Investment return and principal value will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.

** Comments refer to the Fund as of April 30, 1997. Composition of the portfolio may have changed somewhat as of this mailing.




                            CROFT FUNDS CORPORATION
                            SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER VALUE FUND
                                 April 30, 1997

Shares                                            Market Value
------                                            ------------

COMMON STOCKS       92.68%

BANKS, S & L'S, AND BROKERS  12.58%
    1,000   BankUnited Financial Corp. Cl A*        $   9,000
    1,200   Big Foot Financial Corp.* ........         17,850
      140   Chase Manhattan Bank .............         12,967
    3,600   Dime Bancorp Inc. Cl B* ..........         58,050
      400   Greenpoint Financial Corp. .......         22,150
    2,300   Hibernia Corp. ...................         29,612
      800   ISB Financial Corp ...............         18,000
      700   Ocean Financial Corp. ............         20,694
      756   Provident Bankshares Corp. .......         26,649
    1,500   Rochester Community Savings Bank .         44,625
                                                      -------
                                                      259,597
                                                      -------

BUILDING & CONSTRUCTION 5.20%
    2,650   Owens Corning ....................        107,325
                                                      -------

BUSINESS SERVICES AND TRANSPORTATION  2.47%
      300   Kansas City Southern Industries ..         15,450
      557   Union Pacific Corp. ..............         35,509
                                                       50,959
                                                      -------
CAPITAL EQUIPMENT   4.61%
    5,600   Westinghouse Electric ............         95,200
                                                      -------

CHEMICALS           2.33%
    2,300   Ethyl Corp. ......................         20,988
      800   Rhone-Poulenc ADR ................         27,100
                                                      -------
                                                       48,088



   The accompanying notes are an integral part of these financial statements.







                            CROFT FUNDS CORPORATION
                            SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER VALUE FUND
                                 April 30, 1997


Shares                                            Market Value
------                                            ------------

CLOSED END FUNDS- ASIA  1.34%
    2,500   Asia Tigers Fund Inc. $ ..........         25,938
      147   Schroder Asian Growth Fund .......          1,672
                                                      -------
                                                       27,610
                                                      -------

CLOSED END FUNDS- GERMANY  0.64%
    1,500   Emerging Germany Fund Inc. .......         13,313
                                                      -------
CLOSED END FUNDS- GLOBAL   1.13%
    1,100   GT Global Developing Markets Fund          13,063
      700   GT Global Eastern Europe Fund ....         10,325
                                                      -------
                                                       23,388
                                                      -------
CLOSED END FUNDS- INDIA    1.54%
      534   India Growth Fund Inc. ...........          6,608
    1,400   Jardine Fleming India Fund* ......         12,425
      600   Morgan Stanley India Invt. Fund* .          6,600
      700   The India Fund Inc. ..............          6,125
                                                      -------
                                                       31,758
                                                      -------

CLOSED END FUNDS-LATIN AMERICA  2.38%
      700   Argentina Fund Inc. ..............          9,188
    1,200   Latin American Investment Fund ...         21,150
    1,200   Latin American Equity Fund .......         18,750
                                                      -------
                                                       49,088
                                                      -------

CONSUMER CYCLICALS            5.68%
      700   Federal-Mogul Corp. ..............         19,338
      400   Philips Electronics N.V ..........         21,400
    1,400   SPX Corp. ........................         76,475
                                                      -------
                                                      117,213
                                                      -------



   The accompanying notes are an integral part of these financial statements.




                            CROFT FUNDS CORPORATION
                            SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER VALUE FUND
                                 April 30, 1997

Shares                                            Market Value
------                                            ------------

CONSUMER NON-DURABLES  8.12%
      200   Colgate Palmolive Co. $ ..........         22,200
      950   Hanson PLC ADR ...................         23,037
    4,500   International Multifoods Corp. ...        111,937
      300   PepsiCo, Inc. ....................         10,462
                                                      -------
                                                      167,636
                                                      -------
FERTILIZERS         1.62%
      435   Potash Corp. Of Saskatchewan .....         33,441
                                                      -------
FINANCIAL SERVICES  4.73%
    1,075   Franklin Resources Inc. ..........         63,559
    5,000   Long Beach Financial Corp.* ......         34,062
                                                      -------
                                                       97,621
                                                      -------
INSURANCE           8.75%
      600   Aetna Life & Casualty Co .........         54,675
      800   Everest Reinsurance Holdings Inc.          23,000
      700   GCR Holdings Ltd. ................         15,138
    1,400   Highlands Insurance Group* .......         24,675
      400   ITT Hartford Group, Inc. .........         29,800
      600   Travelers Group, Inc. ............         33,225
                                                      -------
                                                      180,513
                                                      -------
NATURAL GAS         11.36%
    4,700   Bellwether Exploration* ..........         41,125
    3,800   Cairn Energy USA Inc. ............         42,275
    3,600   Comstock Resources Inc.* .........         30,600
   12,200   Frontier Natural Gas Corp.* ......         26,688
    6,600   Gothic Energy Corp.* .............         15,675
   14,510   National Energy Group Inc.* ......         43,530
    8,500   Panaco Inc.* .....................         34,531
                                                      -------
                                                      234,424
                                                      -------

   The accompanying notes are an integral part of these financial statements.




                            CROFT FUNDS CORPORATION
                            SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER VALUE FUND
                                 April 30, 1997


Shares                                            Market Value
------                                            ------------

OIL                 9.92%
      600   Benton Oil & Gas Co.* $ ..........          8,775
    7,300   Equity Oil Co* ...................         21,444
    6,000   Magnum Hunter Resources Inc.* ....         34,500
    1,300   Mallon Resources Corp.* ..........          9,262
    3,100   McFarland Energy Inc.* ...........         36,037
      700   Oryx Energy Co. * ................         14,000
    5,200   Santa Fe Energy Resources* .......         73,450
      200   Triton Energy Ltd.* ..............          7,350
                                                      -------
                                                      204,818
                                                      -------

PAPER & FOREST PRODUCTS  6.05%
    1,900   Boise Cascade Corp. ...............        63,175
    6,100   Stone Container Corp. .............        61,762
                                                      -------
                                                      124,937
                                                      -------

PHARMACEUTICALS     1.66%
      350   Warner Lambert Co. ................        34,300
                                                      -------
POLLUTION CONTROL   0.56%
    6,000   Infinity Corp.* ...................        11,625
                                                      -------

TOTAL COMMON STOCKS (Cost $1,717,127) .........     1,912,854
                                                    ---------

SHORT TERM INVESTMENTS 7.31%
  150,980   Star Treasury Fund (Cost $150,980)..      150,980
                                                    ---------

TOTAL INVESTMENTS (Cost $1,868,107) ...... 99.99% $ 2,063,834
OTHER ASSETS LESS LIABILITIES ............  0.01%         206
                                                    ---------
TOTAL NET ASSETS .........................100.00% $ 2,064,041
                                                    =========

* Non-Income Producing

   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                      STATEMENT OF ASSETS AND LIABILITIES
                          CROFT-LEOMINSTER VALUE FUND
                                 April 30, 1997

--------------------------------------------------------------------------------
ASSETS
Investments at value (cost $1,868,107) ...................            $2,063,834
Receivable for Securities Sold ...........................                46,660
Dividends and interest receivable ........................                 1,659
Due from Investment Adviser (Note 3) .....................                 3,942
Receivable for funds shares sold .........................                   474
                                                                       ---------
       TOTAL ASSETS ......................................             2,116,569
                                                                       ---------

LIABILITIES
Payable for securities purchased .........................                32,500
Other expenses ...........................................                20,028
                                                                       ---------
       TOTAL LIABILITIES .................................                52,528
                                                                       ---------

NET ASSETS
Net assets, equivalent to $13.32 per share,
   on 154,996 shares outstanding (Note 4) ................            $2,064,041
                                                                      ==========

COMPUTATION OF NET ASSET VALUE PER SHARE AND
PUBLIC OFFERING PRICE ....................................               $ 13.32
                                                                      ==========

NET ASSETS CONSIST OF:
Paid in capital ..........................................             1,741,403
Undistributed net investment income ......................                     0
Accumulated undistributed net realized
    gains (losses) from security transactions ............               126,911
Net unrealized appreciation (depreciation)
    of investments .......................................               195,727
                                                                      ----------
NET ASSETS APRIL 30, 1997 ................................            $2,064,041
                                                                      ==========



   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                            STATEMENT OF OPERATIONS
                          CROFT-LEOMINSTER VALUE FUND
                       For the year ended April 30, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividends $ ..............................................                22,867
Interest .................................................                 7,472
                                                                        --------
Total income .............................................                30,339
                                                                        --------
EXPENSES:
Investment advisory fee (Note 3) .........................                15,468
Distribution fee (Note 3) ................................                 2,294
Administration fee .......................................                18,868
Legal fee ................................................                14,399
Transfer agent fee .......................................                11,830
Audit fee ................................................                 6,581
Insurance ................................................                 6,249
Custody fee ..............................................                 5,840
Printing .................................................                 3,800
Registration .............................................                 2,500
Other ....................................................                 1,126
                                                                        --------

       TOTAL EXPENSES ....................................                88,955

       Less: Expense reimbursement .......................               (64,272)
                                                                        --------
       Net expenses ......................................                24,683
                                                                        --------
       NET INVESTMENT INCOME (LOSS) ......................                 5,656
                                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ..................               182,830
Unrealized appreciation (depreciation) of investments
     for the period ......................................                89,965
                                                                        --------
       NET GAIN (LOSS) ON INVESTMENTS ....................               272,795
                                                                        --------

       NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $278,451
                                                                        ========




   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
                          CROFT-LEOMINSTER VALUE FUND
                       For the year ended April 30, 1997


--------------------------------------------------------------------------------


                                                         For the year     May 4, 1995*
                                                            ended            through
                                                         April 30, 1997  April 30, 1996
                                                         --------------  --------------


INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income ....................................   $  5,656     $  6,168
Net realized gain (loss) on investments ..................    182,830       15,698
Unrealized appreciation (depreciation) for the period ....     89,965      105,762
                                                               ------      -------

Net increase (decrease) in net assets
     from operations .....................................    278,451      127,628
                                                              -------      -------

DIVIDENDS PAID TO SHAREHOLDERS:

Net investment income ($.05 and .07 per share,
      respectively) ......................................    (8,262)       (6,158)
Capital gains ($.52 and .04 per share,
      respectively) ......................................   (67,829)       (3,788)

CAPITAL SHARE TRANSACTIONS (Note 4) ......................    606,252    1,137,747
                                                            ---------    ---------
       TOTAL INCREASE ....................................    808,612    1,255,429
NET ASSETS:
Beginning of period ......................................  1,255,429            0
                                                            ---------     ---------
End of period (including undistributed
     net investment income of $0 and $10 respectively)    $ 2,064,041    $1,255,429
                                                          ===========    ==========

* Commencement of operations


   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1997



--------------------------------------------------------------------------------

NOTE 1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

The Croft-Leominster Value Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invests primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(a) Valuation of Securities.

    Investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported, or which are traded over the counter, are valued at the last reported bid price.

(b) Income taxes.

    The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore no provision has been made for federal income taxes.

(c) Estimates.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Other.

    Realized gains and losses are reported on an identified cost basis. Securities transactions are recorded on the trade date basis. Interest is accrued as earned and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                            CROFT FUNDS CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1997


--------------------------------------------------------------------------------


NOTE 3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES.

The Fund retains Croft-Leominster Inc. (Adviser) as its investment adviser. Under the terms of the agreement the Adviser receives a fee, computed daily and payable monthly at the annual rate of .94% of the Value Fund's average daily net assets. Until December 31, 1997, the manager guarantees that the overall expense ratio for the Value Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.50%. As a result, for the year ended April 30, 1997, the Adviser accrued reimbursements to the Fund of $64,272.

Pursuant to a plan of  Distribution  the Fund pays a  distribution  fee of up to
 .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. For the year ended April 30, 1997 the Fund accrued distribution fees of $4,025.

NOTE 4. CAPITAL STOCK.

At April 30, 1997, there were 30,000,000 shares of capital stock ($.001 par value) authorized for the Croft Funds Corporation, and capital paid-in amounted to $1,741,403 for the Value Fund. Transactions in capital stock were as follows:


                                                          For the year
                                                             ended
                                                         April 30, 1997
                                                         --------------

                                                     Shares             Amount
                                                     ------             ------


Sold .....................................           43,426           $ 549,286
Issued on reinvestment
of dividends .............................            5,654              70,681
Redemptions ..............................           (1,030)            (13,715)
                                                     ------             -------
Net increase .............................           48,050           $ 606,252
                                                     ======           =========

                            CROFT FUNDS CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1997



--------------------------------------------------------------------------------


NOTE 5. INVESTMENT TRANSACTIONS.

During the year ended April 30, 1997, purchases and sales of investment securities, excluding short-term obligations were as follows:


                 Cost of purchases                 $1,998,057
                 Proceeds of sales                  1,590,525

At April 30, 1997 the net unrealized appreciation based on cost for Federal income tax purposes of $1,869,530 for the Value Fund was as follows:


                 Unrealized appreciation            $ 247,902
                 Unrealized depreciation              (53,598)
                                                    ---------
                                                    $ 194,304
                                                    =========

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

During the fiscal year ended April 30, 1997, distributions of $.57 aggregating $76,091 were declared from net realized gains and net investment income (including $.35 applicable to short-term gain that are taxable to shareholders as ordinary income dividends) of the Croft-Leominster Value Fund.

NOTE 7.  FINANCIAL INSTRUMENT DISCLOSURE

There are no reportable financial instruments that have any off balance sheet risk as of April 30, 1997.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                  Financial Highlights for a share outstanding
                             throughout the period



                                                   For the       May 4, 1995*
                                                  year ended       through
                                                April 30, 1997  April 30, 1996
                                                --------------  --------------

NET ASSET VALUE, BEGINNING OF PERIOD              $ 11.74          $ 10.00

Income from investment operations:
     Net investment income ..................         .04              .10
     Net realized and unrealized gain (loss)
     on investments .........................        2.11             1.75
                                                     ----             ----

      TOTAL FROM INVESTMENT OPERATIONS ......        2.15             1.85
                                                     ----             ----

Less distributions:
     Dividends from net investment income....        (.05)            (.07)
     Dividends  from net  realized gains ....        (.52)            (.04)
                                                     ----             ----

      TOTAL DISTRIBUTIONS ...................        (.57)            (.11)
                                                     ----             ----

NET ASSET VALUE, END OF PERIOD ..............   $   13.32        $   11.74
                                                =========        =========

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's) ......       2,064            1,255
     Ratios to average net assets:
     Expenses ...............................        1.50%            1.50%**
     Net investment income ..................        0.34%            0.89%**
     Portfolio turnover rate ................      105.72%           65.38%
     Average Commission Rate Paid ...........       .1096              --

TOTAL RETURN ................................       18.71%           18.57%


** Commencement of operations
** Annualized

   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION

                                 April 30, 1997

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors
Croft Funds Corporation

We have audited the accompanying statement of assets and liabilities of Croft Funds Corporation (comprising, respectively, the Croft-Leominster Income Fund and Croft-Leominster Value Fund), including the schedule of portfolio investments, as of April 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and financial highlights for the year then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Croft Funds Corporation as of April 30, 1997, the results of its operations for the year then ended, the changes in net assets, and the financial highlights for the year then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
May 13, 1997

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                                 April 30, 1997




AVERAGE ANNUAL TOTAL PERFORMANCE                          PERIODS ENDED 4/30/97

                                                              Since Inception
                                               One Year          (5/10/95)
                                               --------          ---------

Croft-Leominster Value Fund  ...................+ 18.7%            + 18.9%

Standard & Poor's 500 Index  ...................+ 25.1%            + 26.8%



Total return takes into account all distributions made by the Fund, as well as changes in share price over the period. Past performance is not indicative of future results.



(Graph shown here)

This graph depicts the performance of the Fund vs. its benchmark (S&P 500) using a $10,000 initial investment. The value of the Fund at April 30, 1997 was $14,071 vs. $15,970 for the benchmark.

                                CROFT-LEOMINSTER
                                   VALUE FUND

                                 1-800-746-3322